Exhibit 32.2

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of (18 U.S.C. 1350), the undersigned officer of Elephant Talk Communications, Inc., a California corporation (the “Company”), does hereby certify, to the best of such officer’s knowledge and belief, that:

(1)           The Annual Report on Form 10-K for the year ended December 31, 2009 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Form 10-K fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date: March 31, 2010	/s/ Steven van der Velden
Steven van der Velden, President and Chief Executive Officer

This certification shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act.

Exhibit 32.2

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), the undersigned officer of Elephant Talk Communications, Inc., a California corporation (the “Company”), does hereby certify, to the best of such officer’s knowledge and belief, that:

(1)           The Annual Report on Form 10-K for the year ended December 31, 2009 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Form 10-K fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date: March 31, 2010	/s/ Mark Nije
Mark Nije, Chief Financial Officer

This certification shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act.